Exhibit 10.10.3
ASHFORD INC.
2014 INCENTIVE PLAN, AS AMENDED
CLASS 2 LTIP UNIT AWARD AGREEMENT
Name of the Grantee: (the “Grantee”)
Number of Class 2 LTIP Units Awarded: [ ]
Grant Effective Date:
Issue Price (for purposes of conversion calculation in Section 7.8 of the LLC Agreement, as defined below):
Final Conversion Date:
RECITALS
A.    The Grantee is an eligible participant in the 2014 Incentive Plan (as amended and supplemented from time to time, the “Plan”) of Ashford Inc. (the “Company”). The Company conducts certain of its operations through its subsidiary, Ashford Hospitality Holdings LLC (“Holdings”).
B.    Pursuant to the Plan and the Third Amended and Restated Limited Liability Company Agreement of Holdings, as may be amended from time to time (the “LLC Agreement”), the Company hereby grants to the Grantee an Other Award (as defined in the Plan and referred to herein as an “Award”) in the form of, and by causing Holdings to issue to the Grantee, the number of Class 2 LTIP Units (as defined in the LLC Agreement) set forth above (the “Award LTIP Units”) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the LLC Agreement. Upon the close of business on the Grant Effective Date pursuant to this Class 2 LTIP Unit Award Agreement (this “Agreement”), the Grantee shall receive the number of Class 2 LTIP Units specified above, subject to the restrictions and conditions set forth herein, in the Plan and in the LLC Agreement. Unless otherwise indicated, capitalized terms used herein shall have the meanings given to those terms in the Plan or as defined in Section 2.
NOW, THEREFORE, the Company, Holdings and the Grantee agree as follows:
1.Effectiveness of Award. The Grantee shall be admitted as a Member (as defined in the LLC Agreement) with beneficial ownership of the Award LTIP Units as of the Grant Effective Date by (i) signing and delivering to Holdings a copy of this Agreement, and (ii) if not previously admitted as a Member, signing, as a Member, and delivering to Holdings a counterpart signature page to the LLC Agreement (attached hereto as Exhibit A) and delivering all other documentation required to be delivered upon admittance as a Member, as set forth in the LLC Agreement. Upon execution of this Agreement by the Grantee, Holdings, and the Company, the LLC Agreement shall be amended to reflect the issuance to the Grantee of the Award LTIP Units. Thereupon, the Grantee shall have all the rights of a Member with respect to a number of Class 2 LTIP Units equal to the Award LTIP Units, as set forth in the LLC Agreement, subject, however, to the restrictions and conditions specified in this Agreement.
2.Vesting of Award LTIP Units.
(i)    Except as otherwise provided in Sections 2(iii) and 2(iv) below, the Award LTIP Units shall become vested in accordance with the provisions set forth on Exhibit D.

(ii)    There shall be no proportionate or partial vesting of Award LTIP Units in or during the months, days or periods prior to each date on which Award LTIP Units vest in accordance with the provisions set forth on Exhibit D (each, a “Vesting Date”), and all vesting of Award LTIP Units shall occur only on the applicable Vesting Date. Unless otherwise set forth in the Grantee’s Employment Agreement (the “Service Agreement”) with Ashford Inc. and Ashford Hospitality Advisors LLC, upon the termination or cessation of the Grantee’s Continuous Service, other than without Cause by the Company or its Affiliates or for Good Reason by the Grantee, any portion of the Award LTIP Units which is not yet then vested shall automatically and without notice or payment of any consideration by the Company or Holdings terminate, be forfeited and be and become null and void and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in Non-Vested LTIP Units.
(iii)    Notwithstanding any other term or provision of this Agreement, unless otherwise set forth in the Grantee’s Service Agreement, if the Grantee’s Continuous Service is terminated without Cause by the Company or its Affiliates or for Good Reason by the Grantee, then the Non-Vested LTIP Units subject to this Agreement that have not been previously forfeited shall immediately vest as of the date of such termination without Cause or for Good Reason.
(iv)    Notwithstanding anything to the contrary in this Section 2, to the extent the Grantee is a party to another agreement or arrangement with the Company that provides accelerated vesting of the Award LTIP Units in the event of certain types of employment terminations or any other applicable vesting-related events or provides more favorable vesting provisions than provided for in this Agreement, the more favorable vesting terms of such other agreement or arrangement shall control.
(v)    For purposes of this Agreement, the following terms shall have the meanings indicated:
“Cause” for termination of the Grantee’s employment means (A) if the Grantee is a party to a Service Agreement with the Company or an Affiliate of the Company and “cause” is defined therein, such definition, or (B) if the Grantee is not party to a Service Agreement or the Grantee’s Service Agreement does not define “cause,” then Cause shall have the meaning set forth in the Plan.
“Change of Control” means if the Grantee is a party to a Service Agreement with the Company or an Affiliate of the Company, and “change of control” is defined therein, such definition, and any “change in control” as defined in the Plan. If the Grantee is not party to a Service Agreement or the Grantee’s Service Agreement does not define “change of control,” then Change of Control shall have the meaning set forth in the Plan.
“Continuous Service” means the continuous service to the Company and any subsidiary of the Company, without interruption or termination, in any capacity of employee, member of the Board or, with the written permission of the Company, consultant. Continuous Service shall not be considered interrupted in the case of (A) any approved leave of absence, (B) transfers among the Company and any subsidiary, or any successor, in any capacity of employee, member of the Board or consultant, or (C) any change in status as long as the individual remains in the service of the Company and any subsidiary of the Company in any capacity of employee, member of the Board or (if the Company specifically agrees in writing that the Continuous Service is uninterrupted) a consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
“Good Reason” means (A) if the Grantee is a party to a Service Agreement with the Company or an Affiliate of the Company, and “good reason” is defined therein, such definition, or (B) if the Grantee is not party to a Service Agreement or the Grantee’s Service Agreement does not define “good reason,” then Good Reason shall have the meaning set forth in the Plan.
“Non-Vested LTIP Units” means any portion of the Award LTIP Units subject to this Agreement that has not become vested pursuant to Section 2.
“Vested LTIP Units” means any portion of the Award LTIP Units subject to this Agreement that is and has become vested pursuant to Section 2.
3.Distributions. Distributions on the Award LTIP Units, whether Non-Vested LTIP Units or Vested LTIP Units, shall be paid to the Grantee to the extent provided for in the LLC Agreement.
4.Rights with Respect to Award LTIP Units. If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or capital stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than ordinary cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the Agreement, then and in that event, the Committee shall take such action as shall be necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Agreement prior to such event, including, but not limited to, adjustments in the number of Award LTIP Units then subject to this Agreement and the “Issue Price” set forth on the first page of this Agreement, and substitution of other Awards under the Plan or otherwise. The Grantee shall have the right to vote the Award LTIP Units if and when voting is allowed under the LLC Agreement, regardless of whether vesting has occurred.
5.Incorporation of the Plan. This Agreement is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.
6.Restrictions on Transfer. None of the Award LTIP Units granted hereunder shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of, encumbered, whether voluntarily or by operation of law (each such action a “Transfer”), or redeemed in accordance with the LLC Agreement (i) prior to vesting, (ii) for a period of two (2) years beginning on the Grant Effective Date other than in connection with a Change of Control, and (iii) unless such Transfer is in compliance with all applicable securities’ laws (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”)) and in accordance with the applicable terms and conditions of the LLC Agreement; provided that, upon the approval of, and subject to the terms and conditions specified by, the Committee, Non-Vested LTIP Units may be Transferred to (a) the spouse, children (including step-children) or grandchildren (including step-grandchildren) of the Grantee (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of the Grantee and such Immediate Family Members, (c) a partnership in which the Grantee and such Immediate Family Members are the only partners, (d) one or more entities in which the Grantee has a 10% or greater equity interest, provided that the transferee agrees in writing with the Company and Holdings to be bound by all the terms and conditions of this Agreement and that subsequent transfers by such transferees of Non-Vested LTIP Units shall be prohibited except those in accordance with this Section 6 or (e) any other person or entity as the Committee may determine. In connection with any Transfer of Award LTIP Units granted hereunder, Holdings may require the Grantee to provide an opinion of counsel, satisfactory to Holdings, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act). Upon any such Transfer, the Grantee’s Capital Account (as defined in the LLC Agreement) in Holdings will be reduced, and the transferee’s Capital Account in Holdings will be credited, with such portion of the Grantee’s Capital Account as is properly allowable to the transferred Award LTIP Units. Any attempted Transfer of Award LTIP Units granted hereunder not in accordance with the terms and conditions of this Section 6 shall be null and void, and Holdings shall not reflect on its records any change in record ownership of any Award LTIP Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any Award LTIP Units. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
7.Legend. The records of Holdings evidencing the Award LTIP Units shall bear an appropriate legend, as determined by Holdings in its sole discretion, to the effect that such Award LTIP Units are subject to restrictions as set forth herein, in the Plan and in the LLC Agreement.
8. Tax Matters; Section 83(b) Election. The Grantee hereby agrees to make an election to include in gross income in the year of transfer the Award LTIP Units hereunder pursuant to Section 83(b) of the Internal Revenue Code substantially in the form attached hereto as Exhibit B and to supply the necessary information in accordance with the regulations promulgated thereunder.
9.Withholding and Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Grantee for income tax purposes or subject to the Federal Insurance Contributions Act withholding with respect to the Award LTIP Units granted hereunder, the Grantee will pay to the Company or, if appropriate, any of its subsidiaries, or make arrangements satisfactory to the Committee regarding the payment of, any United States federal, state or local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee.
10.Amendment, Modification. This Agreement may only be modified or amended in a writing signed by the parties hereto, provided that the Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 1.4 thereof and that this Agreement may be amended or canceled by the Committee, on behalf of the Company and Holdings, for the purpose of satisfying changes in law or for any other lawful purpose, so long as no such action shall impair the Grantee’s rights under this Agreement without the Grantee’s written consent.
11.Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.
12.Investment Representation; Registration. The Grantee hereby makes the covenants, representations and warranties set forth on Exhibit C attached hereto as of the Grant Effective Date and as of each Vesting Date. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify Holdings upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or have, as a result of changes in circumstances, become false. Holdings will have no obligation to register under the Securities Act any of the Award LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of the Award LTIP Units into other limited liability company interests of Holdings or shares of capital stock of the Company.
13.No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any of its Affiliates is obligated by or as a result of the Plan or this Agreement to continue to have the Grantee provide services to it or to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any of its Affiliates to terminate its service relationship with the Grantee or the employment of the Grantee at any time.
14.No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.
15.Status of Award LTIP Units under the Plan. The Award LTIP Units are issued as equity securities of Holdings and granted as “Other Awards” under the Plan. Subject to certain limitations set forth in the LLC Agreement, the Class 2 LTIP Units are convertible into Common Units (as defined in the LLC Agreement), and after any such conversion, the Common Units are subject to the redemption rights set forth in the LLC Agreement. In lieu of a cash redemption, the Company will have the right at its option to issue Common Stock in exchange for such Common Units, subject to certain limitations set forth in the LLC Agreement, and such Common Stock, if issued, will be issued under the Plan. The Grantee acknowledges that the Grantee will have no right to approve or disapprove such election by the Company.
16.Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Award LTIP Units hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).
17.Section 409A. If any compensation provided by this Agreement may result in the application of Section 409A of the Code (“Section 409A”), the Company shall, in consultation with the Grantee, modify the Agreement in the least restrictive manner necessary in order to, where applicable, (i) exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A or (ii) comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and to make such modifications, in each case, without any diminution in the value of the benefits granted hereby to the Grantee.
18.Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without reference to the conflict of laws rules or principles thereof).
19.Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

20.Notices. Notices hereunder shall be mailed or delivered to Holdings at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with Holdings or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
21.Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.
22.Successors and Assigns. The rights and obligations created hereunder shall be binding on the Grantee and his heirs and legal representatives and on the successors and assigns of Holdings.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Award to be executed as of the ____ day of __________, ____.

ASHFORD INC.

By: _______________________________________
Name:
Title:

ASHFORD HOSPITALITY HOLDINGS LLC
By:     Ashford OAINC Inc.,
     Its Manager

By: _______________________________________
Name:
Title:

The Grantee
__________________________________________
Name:

Address:
__________________________________________
__________________________________________
__________________________________________

EXHIBIT A

FORM OF POWER OF ATTORNEY AND
MEMBER SIGNATURE PAGE
The undersigned, desiring to become one of the Members of Ashford Hospitality Holdings LLC (“Holdings”), hereby becomes a party to the Third Amended and Restated Limited Liability Company Agreement of Ashford Hospitality Holdings LLC, as may be amended from time to time (the “LLC Agreement”). The undersigned agrees to be bound by all the terms and conditions of the LLC Agreement and hereby grants to the Manager of Holdings, the “Power of Attorney,” as provided and upon the terms as set forth in Article XII of the LLC Agreement, and further agrees that this signature page may be attached to any counterpart of the LLC Agreement.
Signature Line for Member:
By: ______________________________________
Name:____________________________________
Date:_____________________________________
Address of Member:
__________________________________________
__________________________________________
__________________________________________

A-1

EXHIBIT B

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
OF THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:
1.    The name, address and taxpayer identification number of the undersigned are:
    Name: (the “Taxpayer”)
    Address:

Social Security No./Taxpayer Identification No.:
2.    Description of property with respect to which the election is being made:
    The election is being made with respect to [ ] Class 2 LTIP Units in Ashford Hospitality Holdings LLC (“Holdings”, and such units, the “LTIP Units”).
3.    The date on which the LTIP Units were transferred is _____ __, ____. The calendar taxable year to which this election relates is calendar year ____.
4.    Nature of restrictions to which the LTIP Units are subject:
    The LTIP Units are subject to certain transfer restrictions in accordance with the applicable award agreement.
In addition, the LTIP Units may be worthless unless certain conditions are met prior to the final date on which such LTIP Units may be redeemed or converted.
5.    The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.
6.    The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.
7.    A copy of this statement has been furnished to Holdings and to its manager, Ashford OAINC Inc.
Dated: [ ], ____.

B-1

_________________________________________
Name:
B-2

EXHIBIT C

GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES
The Grantee hereby represents, warrants and covenants as follows:
(a)    The Grantee has received and had an opportunity to review the following documents (the “Background Documents”):
(i)    The Company’s Registration Statement on Form S-3 with respect to the Company’s most recent public offering;
(ii)    The latest Annual Report to Stockholders that has been provided to stockholders;
(iii)    The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;
(iv)    The Company’s Report on Form 10-K for the fiscal year most recently ended;
(v)    The Company’s Form 10-Q for the most recently ended quarter;
(vi)    Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;
(vii)    The LLC Agreement and all amendments thereto;
(viii)    The Company’s 2014 Incentive Plan and all amendments thereto; and
(ix)    The Company’s Amended and Restated Certificate of Incorporation and all amendments thereto.
The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and Holdings prior to the determination by Holdings of the suitability of the Grantee as a holder of Award LTIP Units shall not constitute an offer of Award LTIP Units until such determination of suitability shall be made.
(b)    The Grantee hereby represents and warrants that
(i)    The Grantee (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, and (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him or her with respect to the grant to him or her of Class 2 LTIP Units, the potential conversion of Class 2 LTIP Units into Common Units and the potential redemption of such Common Units for shares of common stock in the Company (“Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in Holdings and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her its interests, and (III) is capable of bearing the economic risk of such investment.

(ii)    The Grantee understands that (A) the Grantee is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of Class 2 LTIP Units may become subject, to his or her particular situation; (B) the Grantee has not received or relied upon business, legal or tax advice from the Company, Holdings or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides or will provide services to Holdings on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of Holdings, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of Class 2 LTIP Units; (D) an investment in Holdings and/or the Company involves substantial risks; and (E) the Grantee may incur federal income taxes in a year attributable to the ownership of Class 2 LTIP Units greater than the distribution, if any, made by Holdings to the Grantee with respect to such Class 2 LTIP Units with respect to such year. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the Class 2 LTIP Units and has been furnished with, and has reviewed and understands, materials relating to Holdings and the Company and their respective activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The Grantee confirms that all documents, records, and books pertaining to his or her receipt of Class 2 LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee. The Grantee has had an opportunity to ask questions of and receive answers from Holdings and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the Class 2 LTIP Units. The Grantee has relied upon, and is making its decision solely upon, the Background Documents. The Grantee did not receive any tax, legal or financial advice from Holdings or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Grantee’s receipt of Class 2 LTIP Units.
(iii)    The Class 2 LTIP Units to be issued, the Common Units issuable upon conversion of the Class 2 LTIP Units and any common stock of the Company issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the Class 2 LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her Class 2 LTIP Units, Common Units or Shares in compliance with the Securities Act and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.
(iv)    The Grantee acknowledges that (A) neither the Class 2 LTIP Units to be issued, nor the Common Units issuable upon conversion of the Class 2 LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such Class 2 LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by Holdings and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such Class 2 LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such Class 2 LTIP Units and Common Units and (E) neither Holdings nor the Company has any obligation or intention to register such Class 2 LTIP Units or the Common Units issuable upon conversion of the Class 2 LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for Shares, the Company currently intends to issue such Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such Shares under the Plan at the time of such issuance and (II) the Company has an effective Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such Class 2 LTIP Units acquired hereby and the Common Units issuable upon conversion of the Class 2 LTIP Units which are set forth in the LLC Agreement and this Agreement, the Grantee may have to bear the economic risk of his or her ownership of the Class 2 LTIP Units acquired hereby and the Common Units issuable upon conversion of the Class 2 LTIP Units for an indefinite period of time.
(v)    The Grantee has determined that the Class 2 LTIP Units are a suitable investment for the Grantee.
(vi)    No representations or warranties have been made to the Grantee by Holdings or the Company, or any officer, director, shareholder, agent or affiliate of any of them, and the Grantee has received no information relating to an investment in Holdings or the Class 2 LTIP Units except the information specified in Paragraph (a) and this Paragraph (b).
(c)    So long as the Grantee holds any Class 2 LTIP Units, the Grantee shall disclose to Holdings in writing such information as may be reasonably requested with respect to ownership of Class 2 LTIP Units as Holdings may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to Holdings or to comply with requirements of any other appropriate taxing authority.
(d)    The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the Class 2 LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached to this Agreement as Exhibit B. The Grantee agrees to file the election (or to permit Holdings to file such election on the Grantee’s behalf) within thirty (30) days after the award of the Class 2 LTIP Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns.
(e)    The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.
(f)    The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee, and Holdings shall be notified promptly of any changes in the foregoing representations.

EXHIBIT D

VESTING

Vesting Date	Number of Award LTIP Units Vested	Cumulative Percentage Vested
[ ]	[ ]	[ %]

D-1